SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2002

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number 0-16914

Ohio (State or other jurisdiction of incorporation or organization)	31-1223339 (I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable
(Former name or former address, if changed since last report)

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K DATED AUGUST 12, 2002

Item No.		Page

9.	Regulation FD Disclosure	3

2

Item 9.    Regulation FD Disclosure

On August 12, 2002, each of the Principal Executive Officer, Kenneth W. Lowe, and Principal Financial Officer, Joseph G. NeCastro, of The E. W. Scripps Company submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE E.W. SCRIPPS COMPANY

By:	/s/ JOSEPH G. NECASTRO
Joseph G. NeCastro Senior Vice President and Chief Financial Officer

Dated:    August 12, 2002

EXHIBIT INDEX

Exhibit (99.1):	Statement Under Oath of Principal Executive Officer dated August 12, 2002

Exhibit (99.2):	Statement Under Oath of Principal Financial Officer dated August 12, 2002

3